Exhibit 10.19

SECOND AMENDMENT TO

UNITED CONTINENTAL HOLDINGS, INC.

2008 INCENTIVE COMPENSATION PLAN

WHEREAS, United Continental Holdings, Inc. (the “Company”) has heretofore adopted the United Continental Holdings, Inc. 2008 Incentive Compensation Plan, as amended (the “Plan”); and

WHEREAS, the Company wishes to amend the Plan to eliminate certain provisions in the “Change of Control” definition in the Plan;

NOW, THEREFORE, the Plan shall be amended as follows, effective as of February 23, 2017:

1. The beginning clause of Section 2(f) is deleted and replaced with the following:

(f)	“Change of Control” shall mean the first of the following events to occur:

2. Section 2(f) is amended to delete clause (F); to add “or” following the end of clause (D), and to delete the “; or” at the end of clause (E) and to replace it with “.”

IN WITNESS WHEREOF, the undersigned officer of the Company acting pursuant to authority granted to him by the Board of Directors of the Company has executed this instrument on this 23 day of February, 2017.

UNITED CONTINENTAL HOLDINGS, INC.

By:	/s/ Brett J. Hart

Name: Brett J. Hart
Title: Executive Vice President and General Counsel